Exhibit 10.28

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of October 28, 2021 (this “Agreement”), is made by Modular Medical, Inc., a corporation organized under the laws of Nevada (the “Borrower”), having an address of 16722 W. Bernardo Drive, San Diego, California 92127, in favor of Manchester Explorer, L.P. (together with its successors and permitted assigns, the “Lender”).

WITNESSETH:

WHEREAS, the Borrower is indebted to Lender pursuant to a Promissory Note dated as of October 28, 2021, in an amount of up to $3,000,000.00 (together with any and all extensions, renewals, or modifications thereof, the “Note”), executed by the Borrower in favor of the Lender;

WHEREAS, the Note evidences loans (the “Loans”) being made by the Lender to the Borrower pursuant to the Note; and

WHEREAS, the Borrower desires to secure its obligations under the Note by granting the Lender a security interest as provided in this Agreement.

NOW, THEREFORE, in consideration of the promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.             Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Note.

2.             Grant of Security Interest. As security for the full and punctual payment of the principal amount under the Note (including amounts representing accrued interest on the Note) when due and payable (whether upon stated maturity or otherwise), the Borrower does hereby pledge, assign, transfer and deliver to the Lender a continuing and unconditional security interest in and to any and all property of the Borrower, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, including but not limited to, all of the following (all of which property, along with the products and proceeds therefrom, are individually and collectively referred to as the “Collateral”):

(a)                All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Uniform Commercial Code as adopted and in effect in the State of New York, as amended from time to time (the “Code”)) and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b)               All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of the Borrower’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and the Borrower’s books relating to any of the foregoing;

(c)                All contract rights and general intangibles, including Intellectual Property, now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(d)               All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to the Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by the Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by the Borrower and the Borrower’s books relating to any of the foregoing;

(e)                All documents, cash, deposit accounts, letters of credit (whether or not the letter of credit is evidenced by a writing), certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and the Borrower’s books relating to the foregoing; and

(f)                Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.

3.             Indebtedness Secured. This Agreement and the security interests granted herein secure the following obligations (collectively, the “Obligations”): (a) the obligations of Borrower to Lender under the Note; (b) any and all advances or expenditures made by Lender pursuant to the terms of this Agreement; (c) attorneys’ fees, court costs, and other amounts which may be due under the Note or this Agreement; (d) any and all other indebtedness of the Borrower to Lender, now existing or hereafter arising, of whatever class or nature, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, and whether or not now contemplated by the parties, including future advances; and (e) any and all extensions, renewals, and modifications of any of the foregoing.

4.             Authorization To File Financing Statements. The Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments to this Agreement that: (a) indicate the Collateral, and (b) provide any other information required by part 5 of Article 9 of the Code of New York or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organizational identification number issued to the Borrower.

5.             Relation to Other Security Documents. The provisions of this Agreement supplement and are cumulative with, and not in lieu of, the provisions of any and all other security agreements, mortgages, assignments, and other security documents executed by the Borrower or any third party in favor of the Lender as security for the Obligations; provided that the Borrower will (i) provide a list of all other secured lenders (“Other Lenders”) and (ii) obtain an intercreditor agreement from each Other Lender that the Lender’s security interest is pari passu to their security interest with respect to seniority. For the avoidance of doubt, the Borrower and the Lender acknowledge that the rights and obligations of the parties hereto are subject and to be considered to be a first lien, top of the capital structure, and to be considered, at the time of the Note, the only secured obligation of the Borrower.

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6.             Representations and Warranties Concerning Borrower’s Legal Status. The Borrower hereby represents and warrants to the Lender as follows: (a) the Borrower’s exact legal name is that indicated in this Agreement and on the signature page hereof, (b) the Borrower is an organization of the type, and is organized in the jurisdiction, set forth above in this Agreement, and (c) the Borrower’s place of business and mailing address is the address set forth above.

7.             Covenants Concerning Borrower’s Legal Status. The Borrower covenants with the Lender as follows: (a) without providing at least thirty (30) days prior written notice to the Lender, the Borrower will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Borrower does not have an organizational identification number and later obtains one, the Borrower will forthwith notify the Lender of such organizational identification number, and (c) the Borrower will not change its type of organization, jurisdiction of organization, or other legal structure.

8.             Covenants Concerning Collateral, etc. The Borrower further covenants with the Lender as follows: (a) the Collateral will be kept at the address of the Borrower set forth above, and the Borrower will not remove the Collateral from such location, without providing at least thirty (30) days prior written notice to the Lender, (b) except for Permitted Liens, the Borrower shall be the owner of the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests in this Agreement adverse to the Lender, (c) the Borrower shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender, (d) the Borrower will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, (e) the Borrower will pay promptly or cause to be paid when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement (not including those taxes, assessments, charges or levies which are being diligently contested in good faith and by appropriate proceedings, and such contest operates to suspend collection of such contested taxes, assessments, charges and levies) and (f) no transfer or license to any Intellectual Property will be made without the Lender’s prior written consent.

9.             Insurance. The Borrower will maintain or cause to be maintained insurance with respect to the Collateral pursuant to the terms of the Note.

10.           Collateral Protection Expenses; Preservation of Collateral.

(a)                Expenses Incurred by the Lender. In the Lender’s discretion, if the Borrower fails to do so, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs under this Agreement and pay any necessary filing fees or insurance premiums. The Borrower agrees to reimburse the Lender on demand for all expenditures so made. The Lender shall have no obligation to the Borrower to make any such expenditures, nor shall the making of such expenditures be construed as a waiver or cure any Event of Default.

(b)               Lender’s Obligations and Duties. Anything in this Agreement to the contrary notwithstanding, the Borrower shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Borrower thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.

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11.           Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Borrower, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Code and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Borrower’s principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Borrower at least five (5) Business Days’ prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that five (5) Business Days’ prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect to this Agreement.

12.           Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender: (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (d) to contact other persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (e) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (f) to dispose of Collateral by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (g) to dispose of assets in wholesale rather than retail markets, (h) to disclaim disposition warranties, or (i) to the extent deemed appropriate by the Lender, to obtain the services of brokers, consultants, and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Borrower acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender’s duties under the Code of New York or any other relevant jurisdiction in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

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13.           No Waiver by Lender, etc. The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

14.           Suretyship Waivers by Borrower. The Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty for the collection or protection of the Collateral or any income from the Collateral, the preservation of rights against prior parties, or the preservation of any rights pertaining to this Agreement. The Borrower further waives any and all other suretyship defenses.

15.           Marshalling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

16.           Proceeds of Dispositions; Expenses. The Borrower shall pay to the Lender on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Lender in protecting, preserving, or enforcing the Lender’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due. In the absence of final payment and satisfaction in full of all of the Obligations, the Borrower shall remain liable for any deficiency.

17.           Overdue Amounts. Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the “Default Rate” if any provided for in the Note; otherwise at the interest rate provided for in the Note.

18.           Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Borrower agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State of New York or any Federal court sitting in the State of New York and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address set forth above. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

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19.           Waiver of Jury Trial. THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (ii) acknowledges that, in making the Loans evidenced by the Note, the Lender is relying upon, among other things, the waivers and certifications contained in this Section.

20.           Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its successors and permitted assigns, and shall inure to the benefit of the Lender and its successors and permitted assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included in this Agreement. The Borrower acknowledges receipt of a copy of this Agreement.

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IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Agreement to be duly executed as of the date first above written.

BORROWER:

MODULAR MEDICAL, INC.

By:	/s/ Ellen O’Connor Vos
Name: Ellen O’Connor Vos
Title: CEO

LENDER:

MANCHESTER EXPLORER, L.P.

By:	/s/ James E. Besser
Name: James E. Besser
Title: Managing Member

[Signature Page to Security Agreement]